UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2023

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Dublin Landings, North Wall Quay Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Notes

On March 14, 2023, Adient Global Holdings Ltd (“Adient Global Holdings”), a wholly-owned subsidiary of Adient plc (“Adient”), entered into an indenture (the “Secured Indenture”) relating to the issuance of $500 million aggregate principal amount of 7.000% Senior Secured Notes (the “Secured Notes”), by and between Adient Global Holdings and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). Proceeds from the sale of the Secured Notes, together with the proceeds from the sale of the Unsecured Notes (as defined below) and cash on hand, will be used to (i) redeem $700 million of Adient Global Holdings’ 3.50% Senior Unsecured Notes due 2024 (the “2024 Unsecured Notes”), (ii) prepay $350 million of the senior secured term loan facility of Adient US LLC (“Adient US”), a wholly-owned subsidiary of Adient plc, maturing in 2028 (the “Term Loan Facility”) and (iii) pay fees, premiums and expenses in connection with the foregoing.

The Secured Notes mature on April 15, 2028 and bear interest at a rate of 7.000% per annum. Interest on the Secured Notes is payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2023.

Adient Global Holdings may redeem the Secured Notes, in whole or in part, at any time prior to April 15, 2025, at a price equal to 100% of the principal amount of the Secured Notes being redeemed plus accrued and unpaid interest to the redemption date plus a “make-whole premium”. Thereafter, Adient Global Holdings may redeem the Secured Notes, in whole or in part, at established redemption prices, plus accrued and unpaid interest. In addition, at any time prior to April 15, 2025, Adient Global Holdings may redeem up to 40% of the aggregate principal amount of the Secured Notes with the net cash proceeds from certain equity offerings at a redemption price of 107% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Further, at any time and from time to time during the 24-month period following the issue date of the Secured Notes, Adient Global Holdings may redeem up to 10% of the aggregate principal amount of the Secured Notes during each twelve-month period commencing with the issue date of the Secured Notes at a redemption price of 103% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If Adient Global Holdings experiences a change of control (as defined in the Secured Indenture), Adient Global Holdings must offer to repurchase the Secured Notes at a repurchase price equal to 101% of the principal amount of the Secured Notes to be repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date.

The Secured Notes are senior obligations of Adient Global Holdings and rank equally in right of payment with all of Adient Global Holdings’ other existing and future senior debt (including the Unsecured Notes), and rank senior to all of Adient Global Holdings’ existing and future indebtedness that is expressly subordinated to the Secured Notes. In addition, the Secured Notes are jointly and severally guaranteed by Adient and certain of Adient’s subsidiaries party to the Secured Indenture as guarantors as well as certain of Adient’s subsidiaries that executed a supplemental indenture to the Secured Indenture on March 14, 2023 (the “Supplemental Secured Indenture”). The Secured Notes and the guarantees are secured pari passu with obligations under the Term Loan Facility on a first-priority basis by substantially all of the tangible and intangible assets of Adient Global Holdings and the guarantors, other than collateral subject to a first-priority lien under Adient US’s asset-based revolving credit facility, consisting of, among other things, accounts receivable, inventory and bank accounts (and funds on deposit therein), in which the Secured Notes and the guarantees are secured by a second-priority security interest, in each case, subject to certain exceptions.

The Secured Indenture contains covenants that, among other things, restrict the ability of Adient and its restricted subsidiaries to:

•incur additional indebtedness or issue disqualified stock;
•pay dividends, redeem stock or make other distributions;
•make other restricted payments or investments;
•create liens on assets;
•transfer or sell assets;
•create restrictions on payment of dividends or other amounts by restricted subsidiaries;
•engage in mergers or consolidations;
•engage in certain transactions with affiliates; and
•designate subsidiaries as unrestricted subsidiaries.

These covenants are subject to a number of other limitations and exceptions set forth in the Secured Indenture.

The Secured Indenture provides for customary events of default, including, but not limited to, failure to pay principal and interest, failure to comply with covenants, agreements or conditions, and certain events of bankruptcy or insolvency involving Adient and its significant subsidiaries.

The description of the Secured Notes, the Secured Indenture and the Supplemental Secured Indenture contained in this Current Report on Form 8-K (“Form 8-K”) is qualified in its entirety by reference to the complete text of the Secured Indenture and the Supplemental Secured Indenture which are filed as Exhibits 4.1 and 4.2 hereto and are incorporated herein by reference.

Senior Unsecured Notes

On March 14, 2023, Adient Global Holdings entered into an indenture (the “Unsecured Indenture”) relating to the issuance of $500 million aggregate principal amount of 8.250% Senior Unsecured Notes (the “Unsecured Notes”), by and between Adient Global Holdings and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). Proceeds from the sale of the Unsecured Notes, together with the proceeds from the sale of the Secured Notes and cash on hand, will be used to (i) redeem $700 million of the 2024 Unsecured Notes, (ii) prepay $350 million of the Term Loan Facility and (iii) pay fees, premiums and expenses in connection with the foregoing.

The Unsecured Notes mature on April 15, 2031 and bear interest at a rate of 8.250% per annum. Interest on the Unsecured Notes is payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2023.

Adient Global Holdings may redeem the Unsecured Notes, in whole or in part, at any time prior to April 15, 2026, at a price equal to 100% of the principal amount of the Unsecured Notes being redeemed plus accrued and unpaid interest to, but excluding, the redemption date plus a “make-whole premium”. Thereafter, Adient Global Holdings may redeem the Unsecured Notes, in whole or in part, at established redemption prices, plus accrued and unpaid interest. In addition, at any time prior to April 15, 2026, Adient Global Holdings may redeem up to 40% of the aggregate principal amount of the Unsecured Notes with the net cash proceeds from certain equity offerings at a redemption price of 108.25% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If Adient Global Holdings experiences a change of control (as defined in the Unsecured Indenture), Adient Global Holdings must offer to repurchase the Unsecured Notes at a repurchase price equal to

101% of the principal amount of the Unsecured Notes to be repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date.

The Unsecured Notes are senior obligations of Adient Global Holdings and rank equally in right of payment with all of Adient Global Holdings’ other existing and future senior debt (including the Secured Notes) and rank senior to all of Adient Global Holdings’ existing and future indebtedness that is expressly subordinated to the unsecured notes. In addition, the Unsecured Notes will be jointly and severally guaranteed by each of the guarantors on a pari passu unsecured basis with the guarantees of the Secured Notes, pursuant to the terms of the Unsecured Indenture and a supplemental indenture to the Unsecured Indenture, dated March 14, 2023 (the “Supplemental Unsecured Indenture”).

The Unsecured Indenture contains covenants that, among other things, restrict the ability of Adient and its restricted subsidiaries to:

•incur additional indebtedness or issue disqualified stock;
•pay dividends, redeem stock or make other distributions;
•make other restricted payments or investments;
•create liens on assets;
•transfer or sell assets;
•create restrictions on payment of dividends or other amounts by restricted subsidiaries;
•engage in mergers or consolidations;
•engage in certain transactions with affiliates; and
•designate subsidiaries as unrestricted subsidiaries.

These covenants are subject to a number of other limitations and exceptions set forth in the Unsecured Indenture.

The Unsecured Indenture provides for customary events of default, including, but not limited to, failure to pay principal and interest, failure to comply with covenants, agreements or conditions, and certain events of bankruptcy or insolvency involving Adient and its significant subsidiaries.

The description of the Unsecured Notes, the Unsecured Indenture and the Supplemental Unsecured Indenture contained in this Form 8-K is qualified in its entirety by reference to the complete text of the Unsecured Indenture and the Supplemental Unsecured Indenture which are filed as Exhibits 4.3 and 4.4 hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Exhibit Description

4.1
Indenture, dated as of March 14, 2023, among Adient Global Holdings Ltd, the guarantors party thereto from time to time and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, relating to the $500.0 million aggregate principal amount of 7.000% senior secured notes due 2028.

4.2
Supplemental Indenture, dated as of March 14, 2023, among Adient Seating Holding Spain, S.L.U., Adient Seating Spain, S.L.U., Adient Automotive, S.L.U., Adient Real Estate Holding Spain, S.L.U. and U.S. Bank Trust Company, National Association, relating to the Secured Indenture.

4.3
Indenture, dated as of March 14, 2023, among Adient Global Holdings Ltd, the guarantors party thereto from time to time and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, relating to the $500.0 million aggregate principal amount of 8.250% senior unsecured notes due 2031.

4.4
Supplemental Indenture, dated as of March 14, 2023, among Adient Seating Holding Spain, S.L.U., Adient Seating Spain, S.L.U., Adient Automotive, S.L.U., Adient Real Estate Holding Spain, S.L.U. and U.S. Bank Trust Company, National Association, relating to the Unsecured Indenture.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: March 14, 2023	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Executive Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary